SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                   Date of Report
                   (Date of earliest
                   event reported):        November 4, 2003


                          National Research Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                          0-29466                     47-0634000
---------------                  ----------------               -------------
(State or other                  (Commission File               (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)




                    1245 "Q" Street, Lincoln, Nebraska 68508
                    ----------------------------------------
          (Address of principal executive offices, including zip code)


                                 (402) 475-2525
                                 --------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not Applicable.

          (c)  Exhibits. The following exhibits are being furnished herewith:

               (99.1) Press Release of National Research Corporation, dated
                      November 4, 2003.

               (99.2) Script for conference call, held November 5, 2003.

Item 12.  Results of Operations and Financial Condition.
-------   ---------------------------------------------

     On November 4, 2003, National Research Corporation (the "Company") issued a press release announcing its earnings for the third quarter and nine months ended September 30, 2003. A copy of such press release is furnished as Exhibit
99.1 and is incorporated by reference herein.

     On November 5, 2003, the Company held a conference call in connection with the Company's announcement of its earnings for the third quarter and nine months ended September 30, 2003. A copy of the script for such conference call is furnished as Exhibit 99.2 and is incorporated by reference herein. An archive of such conference call and the related question and answer session will be available on the Company's web site at www.nationalresearch.com.

Use of Non-GAAP Measures

     The Company reports its financial results of operations in accordance with accounting principles generally accepted in the United States ("GAAP"). The Company has also provided non-GAAP financial information to complement its consolidated financial statements presented in accordance with GAAP. The non-GAAP financial measures included in the Company's press release and conference call script are the Company's third quarter of 2002 revenues and net income per basic and diluted share, each excluding additional revenues and income recorded in connection with the initiation of the Veteran's Administration contract. In management's opinion, absent this exclusion, comparisons with the third quarter of 2003 and 2002 are not meaningful because earnings per share and revenues in the third quarter of 2002 were positively affected by the initiation of the Veteran's Administration contract, resulting in the recording of two quarters of revenues in the third quarter of 2002. The Company believes that providing revenues and net income per basic and diluted share excluding the extra revenues and income from the third quarter of 2002 results provides a more meaningful comparison of the Company's operational performance in the third quarter of 2003 to the third quarter of 2002.


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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NATIONAL RESEARCH CORPORATION



Date:  November 5, 2003       By:  /s/ Patrick E. Beans
                                   -----------------------------------------
                                   Patrick E. Beans
                                   Vice President, Treasurer, Secretary and
                                      Chief Financial Officer



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

                          NATIONAL RESEARCH CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated November 4, 2003


Exhibit
Number
------

(99.1)      Press Release of National Research Corporation, dated November 4,
            2003.

(99.2)      Script for conference call, held November 5, 2003.



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